                                                                  Exhibit 10.14H

                           SIXTH AMENDMENT AND WAIVER
                           --------------------------

          SIXTH AMENDMENT AND WAIVER (this "Amendment"), dated as of August 25,
                                            ---------
1999, to the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as previously amended, and as the same is being and may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"), among PAMECO CORPORATION, a Georgia corporation (the "Company"),
---------                                                          -------
the lenders parties thereto (together with their respective successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a
                        -------
New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                                           -----

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of, and grant a certain waiver with respect to, the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Agent and the Lenders have agreed to such amendments and waiver only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Terms defined in the Credit Agreement are used
              -------------
herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.  Amendment of Credit Agreement.
              -----------------------------

               (a) Amendment of Schedule 10.8.    Schedule 10.8 to the Credit
                   --------------------------
     Agreement is hereby replaced with Annex A attached hereto.
                                       -------

          3.  Waiver.  The Agent and the Lenders hereby waive the Event of
              ------
Default arising under Section 11(c) of the Credit Agreement caused solely by the Company's failure to comply with subsections (a), (b), (d) and (e) of Schedule
10.8 to the Credit Agreement for the fiscal month ended June 30, 1999. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Loan Document or any other Default or Event of Default now or hereafter existing.

          4.  Conditions to Effectiveness.  This Amendment shall become
              ---------------------------
effective (the actual date of such effectiveness, the "Sixth Amendment Effective
                                                       -------------------------
Date") as of the date first above written when:
----

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

               (a) This Amendment shall have been duly executed and delivered by each of the parties hereto.

               (b) The Acknowledgment and Consent dated as of the date hereof by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto.

               (c) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Sixth Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Loan Party authorizing, as applicable, the execution, delivery and performance of this Amendment, the Acknowledgment and Consent attached hereto and related matters, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Sixth Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

               (d) The Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Sixth Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          5.  Company Representations and Warranties.  The Company represents
              --------------------------------------
and warrants that:

               (a) Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company.

               (b) Each of the representations and warranties set forth in
     Section 7 of the Credit Agreement are true and correct as of the Sixth Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment.

               (c) After giving effect to this Amendment, there does not exist any Default or Event of Default.

          6.  Continuing Effect.  Except as expressly waived hereby, the Credit
              -----------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          7.  Expenses.  The Company agrees to pay and reimburse the Agent for
              --------
all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

          8.  Counterparts.  This Amendment may be executed on any number of
              ------------
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO CORPORATION

                              By: _________________________________
                              Title: ______________________________


                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent and as a Lender

                              By: _________________________________
                              Title:  Duly Authorized Signatory


                              WACHOVIA BANK, N.A.

                              By: _________________________________
                              Title: ______________________________


                              NATIONSBANK, N.A.

                              By: _________________________________
                              Title: ______________________________


                              SUNTRUST BANK, ATLANTA

                              By: _________________________________
                              Title: ______________________________

                              By: _________________________________
                              Title: ______________________________

                                    ANNEX A
                                    -------

                                 SCHEDULE 10.8
                                       to
                                Credit Agreement

                              FINANCIAL COVENANTS
                              -------------------

          The Company shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

          (a) Company EBITDA.  As of the last day of each fiscal period of the
              --------------
Company, the Consolidated EBITDA for the preceding twelve consecutive fiscal months shall not be less than the amount set forth below opposite such period:

          Fiscal Quarter Ending                   Amount
          ---------------------                 -----------
          August 31, 1999                       $18,343,000
          November 30, 1999                     $18,724,000
          February 29, 2000                     $17,246,000
          For each fiscal quarter thereafter    $20,000,000

          Fiscal Month Ending                     Amount
          -------------------                   -----------
          July 31, 1999                         $18,196,000
          September 30, 1999                    $18,001,000
          October 31, 1999                      $17,925,000
          December 31, 1999                     $17,659,000
          January 31, 2000                      $17,936,000

          (b) Fixed Charge Coverage Ratio.  As of the last day of each fiscal
              ---------------------------
quarter of the Company, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for the preceding twelve consecutive fiscal months (the "Fixed Charge Coverage Ratio") shall not be less than the ratio set forth
      ---------------------------
below opposite such period:

          Fiscal Quarter Ending                     Ratio
          ---------------------                 ------------
          August 31, 1999                       1.09 to 1.00
          November 30, 1999                     1.02 to 1.00
          February 29, 2000                     0.85 to 1.00
          For each fiscal quarter thereafter    1.25 to 1.00

          (c) Maintenance of Net Worth.  (i) The Company Net Worth on the last
              ------------------------
day of each fiscal quarter ending on the day set forth below shall not be less than the amount set forth opposite such date:

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          Fiscal Year Ending                 Amount
          ------------------               -----------
          May 31, 1998                     $65,000,000
          August 31, 1998                  $65,000,000
          November 30, 1998                $65,000,000
          February 28, 1999                $65,000,000 plus 50% of
                                                       ----
                                           Consolidated Net Income for the
                                           fiscal year then ended

          (ii) Commencing with the fiscal year of the Company ending on February 29, 2000, (A) the Company Net Worth on the last day of each of the first, second and third fiscal quarters of each fiscal year of the Company shall not be less than the minimum Company Net Worth of the Company required pursuant to this paragraph (c) for the fourth quarter of the immediately preceding fiscal year of the Company and (B) the Company Net Worth on the last day of each fiscal year of the Company shall not be less than the minimum Company Net Worth required pursuant to this paragraph (c) for the third quarter of such fiscal year plus
                                                                         ----
50% of Consolidated Net Income for such fiscal year.

          (d) Consolidated Senior Debt Leverage Ratio.  As of the last day of
              ---------------------------------------
any fiscal period of the Company, the Consolidated Senior Debt Leverage Ratio shall not be greater than the ratio set forth below opposite such period:

          Fiscal Quarter Ending                    Ratio
          ---------------------                 -------------
          August 31, 1999                        9.87 to 1.00
          November 30, 1999                      9.78 to 1.00
          February 29, 2000                     11.58 to 1.00
          For each fiscal quarter thereafter     5.00 to 1.00

          Fiscal Month Ending                       Ratio
          -------------------                   -------------
          July 31, 1999                          9.34 to 1.00
          September 30, 1999                    10.08 to 1.00
          October 31, 1999                      10.17 to 1.00
          December 31, 1999                     10.85 to 1.00
          January 31, 2000                      10.70 to 1.00

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          (e) Consolidated Total Debt Leverage Ratio.  As of the last day of any
              --------------------------------------
fiscal quarter of the Company, the Consolidated Total Debt Leverage Ratio shall not be greater than the ratio set forth below opposite such period:

          Fiscal Quarter Ending        Ratio
          ---------------------    -------------
          August 31, 1999           9.89 to 1.00
          November 30, 1999         9.83 to 1.00
          February 29, 2000        11.59 to 1.00  For each fiscal quarter
                                                  thereafter  6.00 to 1.00

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                          ACKNOWLEDGMENT AND CONSENT

          ACKNOWLEDGMENT AND CONSENT (this "Acknowledgment and Consent"), dated
                                            --------------------------
as of August ___, 1999, to the documents listed on Schedule 1 hereto (the "Documents") made by each of the signatories hereto (each a "Grantor"), in favor
----------                                                   -------
of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time
                    -----                         -------
parties to the Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H

          WHEREAS, Pameco Corporation (the "Company"), the Lenders and the Agent
                                            -------
entered into the Amended and Restated Credit Agreement dated as of March 10, 1998 (as previously amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Amended and Restated
                                                           --------------------
Credit Agreement"); and
----------------

          WHEREAS, to secure and guarantee the obligations of the Company under the Amended and Restated Credit Agreement, each Grantor entered into Documents to which it is a party; and

          WHEREAS, the Amended and Restated Credit Agreement was amended on the date hereof pursuant to the Sixth Amendment and Waiver, dated as of this date, among the Company, the Lenders and the Agent (the "Amendment"; the Amended and
                                                   ---------
Restated Credit Agreement as amended by the Amendment, the "Amended Agreement");
                                                            -----------------
and

          WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Grantor execute and deliver this Acknowledgment and Consent to confirm that the security interests granted under the Documents secure the Obligations of the Company under the Amended Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, each Grantor and the Agent hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, terms which are
              -------------
defined in the Amended and Restated Credit Agreement and used herein are so used as so defined.

          2.  Representations and Warranties.  Each Grantor represents and
              ------------------------------
warrants that upon the execution and delivery of this Acknowledgment and Consent, the Documents, as acknowledged and consented to hereby, shall constitute a valid and continuing lien on and, to the extent provided therein, perfected security interest in, the collateral referred to in the Documents, as acknowledged and consented to hereby, in favor of the Agent for the ratable benefit of the Lenders.

          3.  Acknowledgment and Consent.  Each Grantor hereby:
              --------------------------

               (a) acknowledges and consents to the execution, delivery and performance of (i) the Amendment and (ii) all of the documents and transactions contemplated thereby;

               (b) agrees that such execution, delivery and performance shall not in any way affect such Grantor's obligations under any Loan Document (as defined in the Amended Agreement) to which such Grantor is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim; and

               (c) grants to the Agent, for the ratable benefit of the Lenders, and pursuant to the terms and conditions of the Documents a continuing lien on and security interest in all collateral described in the Documents as security for the Obligations (as defined in the Amended Agreement).

          4.  Miscellaneous.
              -------------

               (a) This Acknowledgment and Consent may be executed in any number of separate counterparts, and all of said counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Acknowledgment and Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent.

               (b) This Acknowledgment and Consent shall become effective when executed by each Grantor and the Agent.

               (c) THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be executed and delivered by their respective duly authorized officers as of the date first written above.

                              PAMECO CORPORATION

                              By: _____________________________

                              Name: __________________________

                              Title: ___________________________


                              PAMECO INVESTMENT COMPANY, INC.

                              By: _____________________________

                              Name: __________________________

                              Title: ___________________________

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

                                 Schedule 1 to
                                 -------------
                          Acknowledgment and Consent
                          --------------------------

                                   DOCUMENTS

     The Company Security Agreement dated as of March 19, 1992 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Pledge Agreement dated as of April 29, 1996 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Intercreditor Agreement dated as of April 29, 1996 among Pameco Corporation, Pameco Securitization Corporation, Redwood Receivables Corporation and General Electric Capital Corporation

     The Pledge Agreement dated as of December 1, 1997 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Guarantee dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Trademark Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

                                      -11-